Atlantic Synergy, Inc.

                             SUBSCRIPTION AGREEMENT


      1.    General:

      This Subscription Agreement sets forth the terms under which the undersigned ("Investor") will invest in Atlantic Synergy, Inc., Nevada corporation. This Subscription is one of a limited number of subscriptions for up to ____________ shares of common stock in the Corporation (the "Shares") at $.25 per share for an aggregate amount of up to $___________ offered to a limited number of Investors on behalf of the Corporation. Each Share is payable in cash upon execution of this Subscription Agreement. Execution of this Subscription Agreement by the Investor shall constitute an offer by the Investor to subscribe for the Shares set forth in this Agreement on the terms and conditions specified herein. The Corporation reserves the right to reject such subscription offer, or, by executing a copy of this Subscription Agreement, to accept such offer. If the Investor's offer is accepted, the Corporation will execute this Subscription Agreement and return an executed copy of the Subscription Agreement to the Investor. If the Investor's offer is rejected, the payment accompanying this Subscription Agreement will be returned, with the notice of rejection.

      2.    Disclosure

      We are solely responsible for all disclosure to you in connection with your investment.

      3.    Acceptance of Subscription Agreement:

      It is understood and agreed by the undersigned that the Corporation will have the unconditional right to reject this Subscription, in whole or in part, if it believes that the undersigned is not an Accredited or otherwise qualified Investor under Regulation D promulgated under the Securities Act of 1933, as amended, or for any other reason.

      4.    Responsibility and Indemnification:

      The Corporation will exercise its best judgment in the conduct of all matters arising under this Agreement. The undersigned acknowledges that he understands the meaning and legal consequences of the representations and warranties contained herein, and he hereby agrees to indemnify and hold harmless the Corporation, the Corporation, their partners and employees, and any of their affiliates and their officers, directors, shareholders and employees, or any professional advisor or entity thereto, from and against any and all loss, damage, liability or expense, including costs and reasonable attorney's fees, to which said entities and persons may be put or which they may incur by reason of, or in connection with, any misrepresentation made by the Investor, any breach of any of his warranties, or his failure to fulfill any of his covenants or agreements under this Agreement.

      5.    Survival of Representations, Warranties, Covenants and Agreements:

      The representations, warranties, covenants and agreements contained herein shall survive the delivery of, and the payment for, the Shares.


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      6.    Investor's Representations, Warranties and Covenants:

      The Investor represents, warrants and covenants to the Corporation as follows, realizing that it intends to rely on these representations, which shall survive any acceptance of the subscription for the Shares:

      o The undersigned acknowledges that he has been given full and fair access to all material information, including but not limited to all underlying documents in connection with this transaction as well as such other information as he or his Purchaser Representative, if retained, deems necessary or appropriate as a prudent and knowledgeable investor in evaluating the purchase of the Shares. The undersigned acknowledges that the Corporation has made available to him or his Purchaser Representative, if retained, the opportunity to obtain additional information to verify the accuracy of the information contained in the Information made available to the Investor and to evaluate the merits and risks of his investment. He acknowledges that he and his Purchaser Representative, if retained, have had the opportunity to ask questions of, and receive satisfactory answers from, the officers of the Corporation concerning the terms and conditions of the offering and the business of the Corporation and to verify the information contained in the Information made available to the Investor.

      o The undersigned acknowledges that this transaction has not been scrutinized by the United States Securities and Exchange Commission or by any state securities commissions.

      o He has adequate means of providing for his current and future needs and possible personal contingencies, and has no need for liquidity of his investment in the Shares.

      o He can bear the economic risk of losing his entire investment in the Shares

      o He is acquiring the Shares for his own account, for investment only and not with a view toward the resale, fractionalization, division or distribution thereof and he has no present plans to enter into any contract, undertaking, agreement or arrangement for any such resale, distribution, division or fractionalization thereof.

      o He does not have an overall commitment to investments which are not readily marketable, including the Shares and other similar investments, disproportionate to his net worth.

      o He understands that the offer and sale of the Shares is being made by means of a private placement of Shares and that he has read or reviewed and is familiar with the information made available to the Investor and this Agreement.

      o He was previously informed that all documents, records and books pertaining to this investment were at all times available at the offices of the Corporation; that all such documents, records and books pertaining to this investment requested by the Investor have been made available to him and the persons he has retained to advise him; and that he has no questions concerning any aspect of the investment for which he has not previously received satisfactory answers.

      o He and his agents or advisers have had an opportunity to ask questions of and receive answers from the Corporation, or a person


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            or persons acting on their behalf, concerning the terms and conditions of this Agreement and the transactions contemplated hereby and thereby, as well as the affairs of the Corporation and related matters.

      o He has had an opportunity to obtain additional information necessary to verify the accuracy of the information referred to in this Agreement.

      o HE UNDERSTANDS THAT THE SHARES ARE SPECULATIVE INVESTMENTS WHICH INVOLVE A HIGH DEGREE OF RISK OR LOSS BY HIM OF HIS ENTIRE INVESTMENT

      o He, acting alone or with his representatives, has sufficient knowledge and expertise in the risks of investing in similar projects. He understands that an investment in the Corporation is not suitable for any person who does not so understand such risks.

      o The Investor fully understands all tax aspects and risks associated with this investment or has consulted with his own financial or tax adviser who has advised him thereof and that the Investor has no questions with respect thereto; and that any tax effects which may be expected by the Corporation, are not susceptible to accurate prediction and depend upon the recognition of certain factual patterns and matters which may be subject to various interpretations, including ones which may substantially eliminate the tax consequences sought by the Corporation. moreover, new developments in rulings of the Internal Revenue Service, court decisions or legislative changes may have an adverse effect on one or more of the tax consequences sought by the Corporation. NO TAX OPINION IS BEING FURNISHED TO INVESTORS.

      o HE UNDERSTANDS THAT ALTHOUGH THERE ARE REGISTRATION RIGHTS ATTACHED TO THIS SUBSCRIPTION AGREEMENT, THE TIMING AND THE EFFECTIVENESS OF THE RELATED SEC REGISTRATION STATEMENT ARE NOT CERTAIN. UNTIL REGISTERED, THE SHARES MAY NOT BE RESOLD EXCEPT UNDER PROVISIONS OF FEDERAL SECURITIES LAWS, WHICH SIGNIFICANTLY RESTRICT TRANSFER OF THE SHARES. UNTIL REGISTERED, THE SHARES WILL BEAR THE STANDARD TRANSFER RESTRICTION LEGEND.

      o He will not transfer or assign this subscription. If this subscription is accepted, he agrees that the assignment and transferability of the Shares subscribed for and acquired by him will be governed by all applicable laws.

      o This Agreement shall be binding upon the heirs, estate, legal representatives and assigns of the undersigned.

      o All information which he has provided to the Corporation concerning his financial position and knowledge of financial business matters is correct and complete as of the date set forth at the end of this Agreement, and if there should be any material change in such information prior to acceptance of this Subscription Agreement by the Corporation, he will immediately provide the Corporation with such information.

      o     He is purchasing the Shares without relying on any offering


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            literature other than the information made available to the Investor and information set forth therein and herein.

      o He is a bona fide resident of the State of set forth on the signature page of this Agreement, maintains his principal residence there, and is at least eighteen (18) years of age.


      7.    Suitability Questions:

            Please check the appropriate line below in order that the Corporation may determine if you are an Accredited Investor. NOTE:
            You do not need to be an Accredited Investor to acquire Shares in this offering.

            For Individuals only:

            o An individual who has a net worth or, together with his spouse, a joint net worth (i.e., in total assets in excess of total liabilities) in excess of $1,000,000 __________

            o An individual who has had in each of the two most recent years, and reasonably expects to have during the current year an individual income [for this purpose, a person's income is the amount of his individual adjusted gross income (as reported on a federal income tax return) increased by the following amounts: (1) any deduction for a portion of long term capital gains (Code Section 1202); (2) any deduction for depletion (Section 611 et seq. of the Code); (3) any exclusion for interest on tax-exempt municipal obligations (Section 103 of the Code); and (4) any losses of a partnership allocated to the individual limited partner (as reported on Schedule E of Form 1040)] in excess of $200,000, or a joint income with spouse in excess of $300,000. __________

      For Non-Individuals Only:

            o Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii). _________

      NOTE: If you are an individual, you may only be an Accredited Investor if you meet the standards set forth above. If you are not a non-individual (such as a corporation or trust), you may only qualify under the standards set forth in above.

      For Corporations and Partnerships:

      o A corporation, partnership, or other organization [if the Subscriber is a trust only a revocable grantor trust may qualify] (an "entity"), and either (i) each shareholder, partner, or equity owner (as appropriate) individually satisfies the net worth or income standards set forth in the foregoing clause 7(a)(i) or (ii), or (ii) the organization is (A) an institutional investor as defined in Rule 501(a)(1) of the Securities and Exchange Commission, (B) a private business development company as defined in Section 202(a)(22) of the


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            Investment Advisers Act of 1940, or (C) an organization described in
            Section 501(c)(3) of the Code with assets in excess of $5,000,000.

      For Employee Benefit Plans or Non-Individuals Only:

      o Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

      o Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b) (2) (ii). __________

      All Accredited Investors must initial the following:

      I understand that the representations contained in this section 7 are made for the purpose of qualifying me as an Accredited Investor as that term is defined pursuant to Regulation D under the Securities Act of 1933, as amended, for the purpose of inducing a sale of securities to me. I hereby represent that the statement or statements initialed above are true and correct in all respects. I understand that a false representation may constitute a violation of law, and that any person who suffers damage as a result of a false representation may have a claim against me for damages.

      All Accredited Investors must complete the following:

            In order to verify my Accredited Investor status, you may contact the following individual who has the following relationship with me:

                           Name:    ____________________________

                           Telephone Number: ___________________

                           Relationship: _______________________
                          (such as attorney, banker or accountant)

ALL INVESTORS MUST ANSWER THE FOLLOWING QUESTIONS !

            b. Do you think you have sufficient knowledge and expertise in investing that you are capable of evaluating the merits and risks associated with investing in the Corporation?

               Yes ________     No  ___________   If so, why?   _____________

_____________________________________________________________________________

            c.1. Have you consulted your own tax advisor who has advised you of all tax aspects associated with your investment in the Shares, such that you


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fully understand all such aspects and have no questions with respect thereto?

               Yes ________     No  ___________   If so, why?   _____________

_____________________________________________________________________________

                  c.2. If your answer was no to the preceding question, do you have an Investment Advisor or Purchaser Representative you rely on for investment advice?

               Yes _____ No  ______ If so, what is his name and address? ____

_____________________________________________________________________________

            d. Do you understand that you will not be able to resell the Share(s) which you purchase, unless you do so in an exempt transaction or unless you take steps to register the Share(s) under the Federal Securities Act of 1933 and applicable state securities laws and then only if the Corporation approves the transfer?

               Yes ________     No  ___________

            e. Do you understand that there is no assurance of any financial return on this investment and that you run the risk of losing your entire investment?

               Yes ________     No  ___________

            f. Do you have sufficient income and net worth to withstand a loss of your entire investment without suffering material adverse consequences?

               Yes ________     No  ___________

            g. Are you aware that you have the opportunity to inspect the Corporation's financial records, documents, agreements and other records?

               Yes ________     No  ___________

               Did you do so?   Yes ________     No  ___________

            h. Do you understand that this investment is illiquid?

               Yes ________     No  ___________

            i. Are you acting for your own account?

               Yes ________     No  ___________ If No. complete the following:

                  (1) Capacity in which you are acting (agent, trustee or otherwise):

                  (2) Name, address and telephone number(s) of person(s) you represent:


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      8.    Notices:

      Any and all notices, designations, consents, offers, acceptances or any other communication provided for herein shall be given in writing by registered or certified mail which shall be addressed to the address appearing on the books of the Corporation or to such other address as may be designated in writing.

      9.    Miscellaneous:

      This Agreement shall be governed by and construed and accordance with the laws of the State of Nevada, both substantive and remedial. The section headings contained herein are for reference Purposes only and shall not in any way affect the meaning or interpretation of this Agreement. This Agreement shall be enforceable in accordance with its terms and be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, executors and administrators, but this Agreement and the respective rights and obligations of the parties hereunder shall not be assignable by any party hereto without the prior written consent of the other. This Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof; supersedes all prior negotiations, letters and understandings relating to the subject matter hereof; and cannot be amended, supplemented or modified except by an instrument in writing signed by the party against whom enforcement of any such amendment, supplement or modification is sought. In the event of any litigation between the parties to this Agreement relating to, or arising out of, this Agreement, the prevailing party shall be entitled to an award of reasonable attorney's fees and costs, trial and appellate levels. The failure or finding of invalidity of any provision of this Agreement shall in no manner affect the right to enforce the other provisions of same, and the waiver by any party of any breach of any provision of this Agreement shall not be construed to be a waiver by such party of any subsequent breach of any other provision.

      10.   Subscription Amount and Payments:

      Investor hereby subscribes for _________ (Number) of Shares for a total purchase price of $___________________ (Number of Shares x $.25) and hereby submits a check in the amount of $__________________ (Number of Shares x $.25 per Share) made payable to Atlantic Synergy, Inc.

      11.   Registration Rights:

      The Corporation shall grant to the Investor for any shares of common stock issued pursuant to this Agreement piggyback registration rights on Form S-3 or Form SB-2 or such other form as may be applicable pursuant to the Securities Act of 1933 as amended. The Corporation shall pay all expenses in connection with all registration of shares of common stock of the Investor. Notwithstanding the foregoing, each of the Investor and the Corporation shall be responsible for their own internal administrative and similar costs, which shall not constitute registration expenses.

      12. THE UNDERSIGNED HEREBY REPRESENTS HE HAS READ THIS ENTIRE SUBSCRIPTION AGREEMENT AND RELATED DOCUMENTS.

      To the best of my knowledge and belief, the above information supplied by me is true and correct in all respects.


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         TYPE OF INVESTMENT / INVESTOR:


_____ INDIVIDUAL      _____    JOINT TENANTS WITH RIGHTS OF SURVIVORSHIP


_____ TRUST           _____   TENANTS - IN - COMMON


_____ CORPORATION     _____   PARTNERSHIP




THE NAME OF THE OWNER OF THE SHARE(S) SHOULD BE MADE OUT ON THE CERTIFICATE IN THE FOLLOWING MANNER (PLEASE PRINT):


_______________________________________________________________________________


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                                SIGNATURE PAGE TO
                           SUBSCRIPTION AGREEMENT FOR
                             Atlantic Synergy, Inc.


      IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ____ day of ___________, 2004.

WITNESSES:


Investor #1 Signature________________________________________________________


Print or Type Name___________________________________________________________


Social Security Number_______________________________________________________


Street Address_______________________________________________________________


City, State, Zip_____________________________________________________________


Investor #2 Signature________________________________________________________


Print or Type Name___________________________________________________________


Social Security Number_______________________________________________________


Street Address_______________________________________________________________


City, State, Zip_____________________________________________________________


     AGREED AND ACCEPTED:

     Atlantic Synergy, Inc., a Nevada corporation

     By:_________________________________

     Its:________________________________

     Date:_______________________________


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